UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 20
,
2025

SmartStop Self Storage REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55617	46-1722812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Terrace Road, Ladera Ranch, California 92694
(Address of principal executive offices, including zip code)
(866) 418-5144
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form
8-K,
the information contained in Item 5.03 of this Current Report on Form
8-K
is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 20, 2025, SmartStop Self Storage REIT, Inc. (the “Company”) (a) effected a one-for-four
reverse stock split (the “Reverse Stock Split”) of each issued and outstanding share of Class A common stock (“Class A Common Stock”), $0.001 par value per share, and Class T common stock (“Class T Common Stock”), $0.001 par value per share, by filing articles of amendment (the “Reverse Stock Split Amendment”), previously approved by the Company’s board of directors (the “Board”), with the State Department of Assessments and Taxation of Maryland (“SDAT”), and (b) immediately after the Reverse Stock Split, the Company decreased the par value (the “Par Value Decrease”) of each issued and outstanding share of Common Stock from $0.004 par value per share to $0.001 par value per share by filing articles of amendment (the “Par Value Amendment” and together with the Reverse Stock Split Amendment, the “Charter Amendments”) previously approved by the Board with the SDAT. Concurrently with the Reverse Stock Split, the Company also effected a corresponding one-for-four
reverse unit split (together with the Reverse Stock Split, the “Reverse Equity Splits”) of units of SmartStop OP, L.P., the Company’s operating partnership (the “Operating Partnership”). As a result of the Reverse Equity Splits, every four shares of our common stock and every four OP units that were issued and outstanding as of the date of the Reverse Equity Splits have been automatically changed into one issued and outstanding share of common stock or one issued and outstanding Operating Partnership unit, as applicable, rounded to the nearest 1/1000th share or Operating Partnership unit.
Immediately after the Par Value Decrease, the Company reclassified and designated 225,000,000 authorized but unissued shares of Class A Common Stock and 340,000,000 authorized but unissued shares of Class T Common Stock as authorized but unissued shares of common stock, $0.001 par value per share (the “Reclassification”), without any designation as to class or series, by filing articles supplementary (“Articles Supplementary”) previously approved by the Board with the SDAT. Immediately following the Reclassification, the Company will have 565,000,000 shares of undesignated common stock, $0.001 par value per share, authorized but unissued.
The foregoing descriptions of the Charter Amendments and the Articles Supplementary are qualified in their entirety by reference to the full text of the Charter Amendments and Articles Supplementary, copies of which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form
8-K
and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On March 21, 2025, the Company issued a letter to its stockholders regarding the Reverse Stock Split. The stockholder letter with FAQs will be mailed to the stockholders of the Company and made available on the Company’s website in the Investor Relations section at https://investors.smartstopselfstorage.com.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.
Suspension of DRP
On March 21, 2025, the Board approved the suspension of the Company’s distribution reinvestment plan (“DRP”), such that distributions for the month of March 2025, payable on or about April 15, 2025, as well as any distributions authorized by the Board for any future months, will be paid in cash until such time as our Board may approve the resumption of the DRP, if ever. This Current Report on Form
8-K
serves as the
10-day
notice required for the suspension of the DRP pursuant to the terms thereof.
Financial Statements
In connection with the Reverse Equity Splits, the Company is updating certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), originally filed on March 12, 2025, in Exhibit 99.2. The information in this Item 8.01 of Form 8-K is not an amendment to, or restatement of, the 2024 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the Reverse Equity Splits.
The following items within the consolidated financial statements and accompanying footnotes contained within Part II, Item 8. “Financial Statements and Supplementary Data” of the 2024 Form 10-K give effect to the retrospective effect of the Reverse Equity Splits as reflected in Exhibit 99.2 to this Form 8-K:

•	Consolidated Balance Sheets as of December 31, 2024 and 2023;

•	Consolidated Statements of Operations for the years ended December 31, 2024, 2023, and 2022 ;

•	Consolidated Statements of Equity and Temporary Equity for the years ended December 31, 2024, 2023, and 2022; and

•	Notes 1, 2, 3, 6, 11, 12, 13 and 14 to the consolidated financial statements.
This report, including Exhibit 99.2, does not reflect events (other than the Reverse Equity Splits) occurring after the filing of each respective filing and does not otherwise modify or update the disclosures in such filing, other than as required to reflect the Reverse Equity Splits. This report should be read in conjunction with the 2024 Form 10-K and the Company’s Current Reports on Form 8-K filed subsequent to the 2024 Form 10-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment for Reverse Stock Split of SmartStop Self Storage REIT, Inc., dated March 20, 2025

3.2	Articles of Amendment for Par Value Decrease of SmartStop Self Storage REIT, Inc., dated March 20, 2025

3.3	Articles Supplementary (Common Stock Reclassification) of SmartStop Self Storage REIT, Inc., dated March 20, 2025

23.1	Consent of Independent Registered Accounting Firm

99.1	Stockholder Letter, dated March 21, 2025

99.2	Recast Financial Statements Originally Included in the 2024 Form 10-K of SmartStop Self Storage REIT, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, INC.

Date: March 21, 2025	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer